SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            INTER-TEL, INCORPORATED
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                (Name of Registrant as Specified In Its Charter)

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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction  computed pursuant to
   Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:

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    2) Form, Schedule or Registration No.

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    3) Filing party:

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    4) Date filed:

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
                             INTER-TEL, INCORPORATED
                 ----------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  APRIL 23, 1998
                 ----------------------------------------------

TO THE SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Inter-Tel, Incorporated (the "Company"), an Arizona corporation, will be held on April 23, 1998, at 10:00 a.m., local time, at the Company's offices located at 7300 W. Boston Street, Chandler, Arizona 85226, for the following purposes:

     1. To elect directors to serve for the ensuing year and until their successors are elected and qualified.
     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Each of these items will be discussed at the Annual Meeting with adequate time allotted for shareholder questions.

         Only shareholders of record at the close of business on March 13, 1998 are entitled to notice of and to vote at the meeting. A copy of the Company's 1997 Annual Report to Shareholders, which includes certified financial statements, was mailed with this Notice and Proxy Statement on or about March 23, 1998, to all shareholders of record on the record date.

         All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he has previously returned a proxy.

                                 Sincerely,

                                 KURT R. KNEIP,
                                 Secretary
Phoenix, Arizona
March 23, 1998

                             INTER-TEL, INCORPORATED
                        120 North 44th Street, Suite 200
                           Phoenix, Arizona 85034-1822

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                                 PROXY STATEMENT
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                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         This Proxy Statement is furnished by Inter-Tel, Incorporated ("Inter-Tel" or the "Company"), for use at the Annual Meeting of Shareholders to be held April 23, 1998 at 10:00 a.m., local time or at any postponement or continuation of the meeting, if applicable, or at any adjournment thereof (the "Annual Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's offices located at 7300 W. Boston Street, Chandler, Arizona 85226.

         These proxy solicitation materials were mailed on or about March 23, 1998 to all shareholders entitled to vote at the Annual Meeting.

Record Date and Share Ownership

         Only shareholders of record at the close of business on March 13, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 26,796,272 shares of the Company's Common Stock were issued and outstanding.

Revocability of Proxies

         The enclosed proxy is solicited by the Board of Directors of the Company. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Voting and Solicitation

         Every shareholder voting at the Annual Meeting for the election of directors may either (i) cumulate such shareholder's votes and give one nominee for director a number of votes equal to (a) the number of directors to be elected, multiplied by (b) the number of shares of the Company's Common Stock held by such shareholder; or (ii) distribute such shareholder's votes on the same principle among as many nominees for director as the shareholder thinks fit, provided that votes cannot be cast for more than six nominees. However, no shareholder will be entitled to cumulate votes for any nominee unless such nominee's name has been placed in nomination prior to the voting and such shareholder, or another shareholder, has given notice at the Annual Meeting prior to the voting for directors of the intention of such shareholder to cumulate such shareholder's votes. On all other matters, one vote may be cast for each share held of the Company's Common Stock.

         A quorum will be present if a majority of the votes entitled to be cast are present in person or by valid proxy. All matters to be considered and acted upon by the shareholders at the Annual Meeting must be approved by a majority of the shares represented at the Annual Meeting and entitled to vote. Consequently, abstentions will have the same legal effect as votes against a proposal. In contrast, broker "non-votes" resulting from a broker's inability to vote a client's shares on non-discretionary matters will have no effect on the approval of such matters.

         If the enclosed proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified on the proxy, unless it is properly revoked prior thereto.

         The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation material to such beneficial owners. Proxies also may be solicited by certain of the Company's directors, officers and regular employees, personally or by telephone or telecopier, without additional compensation.

Deadline for Receipt of Shareholder Proposals

         Proposals of security holders of the Company that are intended to be presented by such shareholders at the annual meeting of the Company for the fiscal year ending December 31, 1998 must be received by the Company no later than November 23, 1998, in order to be included in the proxy statement and form of proxy relating to such meeting.

Independent Auditors

         The independent auditors of the Company for the fiscal year ended December 31, 1997 were Ernst & Young LLP. A representative of Ernst & Young LLP will attend the annual meeting for the purpose of responding to appropriate questions.

                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

Nominees

         Six directors are to be elected at the meeting. Each nominee named below is currently a director of the Company. In the event that any nominee of the Company becomes unavailable for any reason or if a vacancy should occur before election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person as may be determined by the holders of such proxy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them cumulatively, in their discretion, in such a manner as to ensure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders in their discretion. The term of office of each person elected as a director will continue until the next annual meeting and until his successor has been elected and qualified.

         The names of the nominees and certain biographical information relating to the nominees are set forth below.
                                                                      Director
Name of Nominees           Age              Position(s)               Since
----------------           ---              -----------               -----

Steven G. Mihaylo          54               Chairman and Chief        1969
                                            Executive Officer

J. Robert Anderson         61               Director                  1997

Gary D. Edens              56               Director                  1994

Maurice H. Esperseth       72               Director                  1986

C. Roland Haden            57               Director                  1983

Norman Stout               40               Director                  1994

         Mr. Mihaylo, the founder of the Company, has served as Chairman of the Board of Directors of the Company since September 1983 and as Chief Executive Officer of the Company since its formation in July 1969. Mr. Mihaylo served as President of the Company from 1969 to 1983 and from 1984 to December

1994, and as Chairman of the Board of Directors from July 1969 to October 1982. Mr. Mihaylo also is a director of MicroAge, Inc. and Microtest, Inc.

         Mr. Anderson has been a director of the Company since February 1997. Mr. Anderson held various positions at Ford Motor Company from 1963 to 1983, serving from 1978 to 1983 as President of the Ford Motor Land Development Corporation. He served as Senior Vice President, Chief Financial Officer and a member of the Board of Directors of The Firestone Tire and Rubber Company from 1983 to 1989, and as Vice Chairman of Bridgestone/Firestone, Inc. from 1989 through 1991. He most recently served as Vice Chairman, Chief Financial Officer and a member of the Board of Directors of the Grumman Corporation from 1991 to 1994. Mr. Anderson is currently semi-retired, and he is an active leader in various business, civic and philanthropic organizations.

         Mr. Edens has been a director of the Company since October 1994. He was a broadcasting media executive from 1970 to 1994, serving as Chairman and Chief Executive Officer of Edens Broadcasting, Inc. from 1984 to 1994, when that corporation's nine radio stations were sold. He is currently President of The Hanover Companies, Inc., an investment firm. He is an active leader in various business, civic and philanthropic organizations.

         Mr. Esperseth has been a director of the Company since October 1986. Mr. Esperseth joined the Company in January 1983 as Senior Vice President-Research and Development, after a 32-year career with GTE, and served as Executive Vice President of Inter-Tel from 1986 to 1988. Mr. Esperseth retired as an officer of the Company on December 31, 1989.

         Dr. Haden has been a director of the Company since 1983. Dr. Haden has been Vice Chancellor and Dean of Engineering of Texas A&M University since 1993. Previously, he served as Vice Chancellor of Louisiana State University from 1991 to 1993, Dean of the College of Engineering and Applied Sciences at Arizona State University from 1989 to 1991, Vice President for Academic Affairs at Arizona State University from 1987 to 1988, and Dean of the College of Engineering and Applied Sciences from 1978 to 1987. Dr. Haden holds a doctoral degree in Electrical Engineering from the University of Texas and has also served on the faculty of the University of Oklahoma.

         Mr. Stout has been a director of the Company since October 1994. Mr. Stout has been President of Superlite Block, a manufacturer of concrete block, since February 1993. Since 1996 Mr. Stout has also been President of Oldcastle Architectural West, the parent company of Superlite Block and four other concrete products plants. Prior thereto he was employed by Boorhem-Fields, Inc. of Dallas, Texas, a manufacturer of crushed stone, as Chief Executive Officer from 1990 to 1993 and as Chief Financial Officer from 1986 to 1990. Previously, Mr. Stout was a Certified Public Accountant with Coopers & Lybrand.

         The Board of Directors unanimously recommends that the shareholders vote "FOR" each nominee listed above.

Security Ownership of Management

         The following table and footnotes thereto set forth the beneficial ownership of Common Stock of the Company as of the Record Date, by (a) each director and nominee for director of the Company who owned shares as of such date, (b) each of the Named Officers (defined below), (c) all directors and executive officers of the Company as a group and (d) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock:


                                              Shares of Common Stock
                                                Beneficially Owned
                                            Number                Percent
Name (1)                                   of Shares              of Total
--------                                   ---------              --------
Steven G. Mihaylo                          5,361,484                20.0
    120 North 44th Street, Suite 200
    Phoenix,  Arizona  85034
FMR Corp.
    82 Devonshire Street
    Boston, Massachusetts  02109           2,005,600  (2)            7.5
J. Robert Anderson                             5,000  (3)              *
Gary D. Edens                                 20,000  (4)              *
Maurice H. Esperseth                          29,329  (5)              *
C. Roland Haden                                9,278                   *
Norman Stout                                  20,000  (4)              *
Thomas C. Parise                              93,913  (6)              *
Craig W. Rauchle                              40,986  (7)              *
Ross E. McAlpine                              25,466  (8)              *
Kurt R. Kneip                                 35,842  (9)              *

All directors and executive
     officers as a group (10 persons)      5,641,298 (10)           21.1

*      Less than 1%.
(1) Determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Under this rule, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the Record Date upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that all options held by such person (but not those held by any other person) that are exercisable within 60 days from that date have been exercised. All persons named in the table have sole voting and investment power with respect to all shares issuable pursuant to stock options. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
(2) Based solely upon information contained in a Schedule 13G filed February 14, 1998.
(3) Includes 5,000 shares issuable pursuant to stock options which were exercisable on March 1, 1998, or within 60 days of that date.
(4) Includes 20,000 shares issuable pursuant to stock options which were exercisable on March 1, 1998, or within 60 days of that date.
(5) Excludes 1,000 shares held by Mr. Esperseth's wife. Mr. Esperseth has no voting or investment power with respect to such shares and disclaims beneficial ownership thereof.
(6) Includes 92,429 shares issuable pursuant to stock options which were exercisable on March 1, 1998, or within 60 days of that date.
(7) Includes 33,495 shares issuable pursuant to stock options which were exercisable on March 1, 1998, or within 60 days of that date.
(8) Includes 24,000 shares issuable pursuant to stock options which were exercisable on March 1, 1998, or within 60 days of that date.

(9) Includes 23,600 shares issuable pursuant to stock options which were exercisable on March 1, 1998, or within 60 days of that date. Of these shares, 12,242 shares have shared voting and investment power with Mr. Kneip's spouse.
(10) Includes 218,524 shares issuable pursuant to stock options held by all directors and executive officers as a group which are currently exercisable or which will become exercisable within 60 days after March 1, 1998.

Board Meetings and Committees

         The Board of Directors of the Company held a total of seven meetings during the fiscal year ended December 31, 1997.

         The Audit Committee of the Board of Directors consists of directors Anderson, Esperseth, and Stout. The Audit Committee met two times during the last fiscal year. This Committee recommends engagement of the Company's independent public accountants and is primarily responsible for approving the services performed by the Company's independent public accountants and for reviewing and evaluating the Company's accounting principles and its system of internal controls and financial management practices.

         The Compensation and Stock Option Committee of the Board of Directors consists of directors Esperseth, Edens and Stout. The Compensation Committee met nine times during the last fiscal year. The Compensation Committee reviews employee compensation and makes recommendations thereon to the Board of Directors and administers the Company's Stock Incentive Plans. The Compensation Committee also determines, upon review of relevant information, the exercise price-per-share at which options shall be granted and the employees to whom options shall be granted.

         There is no nominating committee or other committee performing similar functions.

         During the fiscal year ended December 31, 1997, each director attended all meetings of the Board of Directors and of the committee(s) on which such director served.

Director Compensation

         Each director who is not employed by the Company was paid a fee of $1,000 for each regularly scheduled Board of Directors meeting attended and $500 for each committee meeting attended. In addition, board members not employed by the Company received quarterly stipends of $4,000, and committee chairmen received an additional $500 per quarter. Board members received $1,000 each for attendance at special meetings of the board. All directors, except Mr. Mihaylo, are eligible to participate in the Company's 1990 Directors' Stock Option Plan, under which each director is granted options to purchase 5,000 shares of Common Stock annually at the market price five business days after the date of the third quarter board meeting.

Compliance With Section 16(a) of the Exchange Act

         Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1997, all Section 16(a) filing requirements applicable to its officers, directors and ten percent shareholders were complied with except as follows: (i) Mr. Esperseth failed to file Forms 4 with respect to transactions in May 1997 and August 1997 (such transactions were subsequently reported on a late Form 4 filing and on Form 5); and (ii) Mr. Anderson failed to timely file a Form 3 following his election to the Board of Directors.

Executive Compensation

         The following Summary Compensation Table sets forth compensation paid by the Company for services rendered during the fiscal years 1997, 1996 and 1995 by the Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "Named Officers"), whose aggregate salary and bonus exceeded $100,000 in 1997.

                             INTER-TEL, INCORPORATED
                           SUMMARY COMPENSATION TABLE
                               ANNUAL COMPENSATION

                                                                            Long-Term
                                                                          Compensation
                                                                             Awards
                                                                             ------
                                                                            Number of
                                                                           Securities             All
                                                                           Underlying            Other
                                               Salary         Bonus          Options        Compensation (1)
Name and Position                  Year          ($)           ($)             (#)                ($)
-----------------                  ----          ---           ---             ---                ---
            (a)                      (b)         (c)           (d)             (g)                (i)

Steven G. Mihaylo                  1997        300,000      100,000         400,000              8,525
  Chairman and Chief               1996        300,000       48,000             -                9,215
  Executive                        1995        300,000       51,442             -                8,310

Thomas C. Parise                   1997        250,000      187,500         200,000             15,247
  President and Chief              1996        225,000       86,000         120,000             11,234
  Operating Officer                1995        225,000      170,105            -                 8,310

Craig W. Rauchle                   1997        225,000      174,801         160,000             15,627
  Exec. Vice President --          1996        189,807       87,734          90,000             17,000
  Corporate Development            1995        180,000       75,000             -                8,119

Ross E. McAlpine                   1997        141,724      114,580         100,000              6,702
  Senior Vice President            1996        110,000       89,646             -                5,529
                                   1995        110,000      100,977            -                 2,129

Kurt R. Kneip                      1997        120,000       45,000          40,000              2,053
  Vice President/CFO/              1996        112,039       11,040             -                2,375
  Secretary/Asst. Treasurer        1995        104,000       45,413             -                2,310

(1) The Company contribution under 401(k) Retirement Plan is estimated to be $2,053 each for Messrs. Parise, Rauchle, McAlpine and Kneip. Messrs. Mihaylo, Parise and Rauchle also received auto allowances of $6,000 each during 1997, and Messrs. Parise and Rauchle received reimbursements for club dues and expenses. In addition, each executive officer was allocated common stock under the Employee Stock Ownership Plan (a maximum for each executive officer of 44 shares in 1997, 129 shares in 1996, and 143 shares in 1995).
(2)   No compensation is present under omitted columns (e), (f) and (h). 6

                     AGGREGATED OPTION EXERCISES IN 1997 AND
                         DECEMBER 31, 1997 OPTION VALUES

                                                                       Number of             Value of
                                                                      Unexercised          in-the-Money
                                     Shares                           Options at            Options at
                                    Acquired                         December 31,          December 31,
                                       on               Value          1997 (#)            1997 ($) (1)
                                                                       --------            ------------
                                    Exercise          Realized       Exercisable/          Exercisable/
         Name                          (#)               ($)         Unexercisable         Unexercisable
------------------                     ---               ---         -------------         -------------
            (a)                         (b)              (c)              (d)                   (e)

Steven G. Mihaylo
  Exercised                            --                --
  Exercisable                                                             --                    --
  Unexercisable                                                         400,000              4,575,000

Thomas C. Parise:
  Exercised                          11,571            240,460
  Exercisable                                                           112,429              1,653,525
  Unexercisable                                                         336,000              4,169,500

Craig W. Rauchle
  Exercised                          56,505          1,106,999
  Exercisable                                                            33,495                475,102
  Unexercisable                                                         260,000              3,208,750

Ross E. McAlpine
  Exercised                          10,000            106,250
  Exercisable                                                            38,000                622,500
  Unexercisable                                                         124,000              1,401,750

Kurt R. Kneip (4)
  Exercised                           4,400             18,500
  Exercisable                                                            23,600                381,950
  Unexercisable                                                          54,000                718,125

(1)   Potential  unrealized  value is (i) the fair  market  value of the  Common
      Stock at December 31, 1997 ($19.375 per share) less (ii) the option exercise price multiplied by (iii) the number of shares held by each person.

Option Grants in Last Fiscal Year

         The Company granted stock options to the Named Officers during the fiscal year ended December 31, 1997, as follows:

                                                                                                Potential Realizable
                     Number of                                                                  Value at Assumed
                     Securities     Percent of Total                                            Annual Rates of Stock
                     Underlying     Options Granted                                             Price Appreciation for
                      Options       To Employees             Exercise          Expiration       Option Terms (3)
                                                                                                ----------------
Name                 Granted       In Fiscal Year (1)        Price ($/Sh)      Date (2)         5%($)        10%($)
----                 -------       ------------------        ------------      --------         -----        ------
Steven G. Mihaylo    400,000             26.3%                  7.9375         5/28/2007      2,000,250      5,048,250

Thomas C. Parise     200,000             13.1%                  7.9375         5/28/2007      1,000,125      2,524,125

Craig W. Rauchle     160,000             10.5%                  7.9375         5/28/2007        800,100      2,019,300

Ross E. McAlpine      30,000              2.0%                  5.2500         4/23/2007         99,225        250,425
Ross E. McAlpine      40,000              2.6%                  7.9375         5/28/2007        200,025        504,825
Ross E. McAlpine      30,000              2.0%                 15.1250          9/5/2007        285,563        721,463
                      ------                                                                    -------        -------
                     100,000                                                                    584,813      1,476,713

Kurt R. Kneip         10,000              0.6%                  5.2500         4/23/2007         33,075         83,475
Kurt R. Kneip         30,000              2.0%                  7.9375         5/28/2007        150,019        378,619
                      ------                                                                    -------        -------
                      40,000                                                                    183,094        462,094

(1) The Company granted options to purchase 1,523,000 shares of Common Stock to employees and directors in fiscal 1997 pursuant to the Company's 1994 and 1997 Long Term Incentive Plans and 1990 Director Stock Option Plan, as amended. With the exception of options granted to on April 23 and September 5, 1997, all executive officer option grants vest at a rate of 20% per year from the grant date only if the market price of the Company's Common Stock increases at least 30% per year over the option grant price. Options that do not vest pursuant to the accelerated vesting provisions vest at the end of five years. Options granted on April 23 and September 5, 1997 vest at 20% per year on the anniversary of the grant date. All Director Stock Option Plan grants vest six months from the date of grant. All options to purchase Common Stock were granted with exercise prices equal to the fair market value of the Common Stock on the date of grant.
(2) The term of each option is ten years, with five year vesting provisions. Options may terminate before their expiration upon the termination of the optionee's status as an employee or consultant, or upon the death of the optionee.
(3) Potential realizable value assumes that the stock price increases from the date of grant until the end of the option term (10 years) at the annual rate specified (5% and 10%). Annual compounding results in total appreciation of 63% (at 5% per year) and 159% (at 10% per year). The assumed annual rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future stock price growth. Actual gains, if any, on stock option exercises are dependent upon the Company's future financial performance, overall market conditions and the option holders' continued employment or consultancy through the vesting period.

                          COMPENSATION COMMITTEE REPORT

Executive Compensation Principles

         The Company's Compensation Committee's responsibilities include determining the cash and non-cash compensation of executive officers. The Committee's policy regarding compensation of the Company's executive officers is to provide generally competitive salary levels and compensation incentives in order to attract and retain individuals of outstanding ability; to recognize individual performance and the performance of the Company; and to support the Company's primary goal of increasing shareholder value. Through 1997, non-cash compensation had been limited to stock option grants to purchase Common Stock at fair market value at the grant date. All executive officers and some middle managers of the Company participate in such stock incentive plans. All options to purchase Common Stock were granted with exercise prices equal to the fair market value of the Common Stock on the date of grant. These plans are designed to attract and retain qualified personnel and to tie their performance to the enhancement of shareholder value. Stock options granted to Named Officers on May 28, 1997 include market price "hurdles" which must be met in order to accelerate the stock option vesting provisions. These stock options vest at a rate of 20% per year from the grant date only if the market price of the Company's Common Stock increases at a rate of at least 30% per year from the exercise price. Options that do not vest pursuant to the accelerated vesting provisions vest at the end of five years.

         Executive officers, together with other permanent Inter-Tel employees, may also participate in the Company's 401(k) Thrift Savings Plan, the Inter-Tel Employee Stock Purchase Plan and the Inter-Tel Employee Stock Ownership Plan.

         The Compensation Committee intends to continue to consider expansion of executive compensation to include deferred cash and equity-based compensation integrated with the attainment of specific long-term performance goals and shareholder value enhancement.

Executive Compensation Program

Key Executives

         The total compensation program for executives includes both cash and equity-based compensation. The Committee determines the level of salary for executive officers and determines the salary or salary ranges based upon a review of base salary levels for comparable officer positions in similar companies of comparable size and capitalization. Salary changes are based upon the Committee's assessment of the executive's performance and the scope and complexity of the position held.

         At the beginning of 1997, the Compensation Committee considered the Company's target earnings per shares goals and the business plans of each major operating unit and of the consolidated Company. Consideration included past and anticipated performance, new product and market expectations, assets employed and similar factors. The Committee set earnings per share performance levels for the consolidated Company, upon which incentives were placed for each of the executives. Performance targets for Mr. McAlpine also included incentives based on the performance of specific business units over which he had direct responsibility. Cash bonus awards, based upon meeting or exceeding such performance levels and limited to a percentage of base salary, were set for each executive officer. Maximum bonus awards, ranging from 50% to 100% of annual base compensation were set for the Named Officers. No Named Officer reached his maximum goal during 1997.

         As indicated above, annual cash bonus awards are integrated with performance against specific earnings per share goals set forth in the Company's business plan. Performance benchmarks are tied to the specific earnings per share performance of the Company. The cash bonuses in the Summary Compensation Table reflect the performance of the named officers against the earnings per share targets established at the beginning of the year.

Chief Executive Officer

         The Chief Executive Officer's salary was determined based on a review of the salaries of Chief Executive Officers of similar companies of comparable size and capitalization and upon a review of the Chief Executive Officer's performance against the Company's 1996 performance. The Compensation Committee determined the CEO's 1997 bonus based on similar Company consolidated earnings performance criteria used to determine bonuses for the other executive officers. In May 1997, Mr. Mihaylo was granted stock options for the first time in the Company's history. The Compensation Committee granted an option to purchase 400,000 shares of Common Stock with an exercise price equal to the fair market value of the Common Stock on May 28, 1997. This option vests at a rate of 20% per year from the grant date only if the market price of the Company's Common Stock increases at least 30% per year over the option grant price. Stock options that do not vest pursuant to the accelerated vesting provisions set forth above vest and become exercisable at the end of 5 years from the date of grant.

COMPENSATION COMMITTEE: Maurice H. Esperseth, Chairman; Gary D. Edens; Norman Stout

                     COMPARISON OF CUMULATIVE TOTAL RETURNS
                  AMONG INTER-TEL, PEER GROUP AND NASDAQ MARKET

         The graph below compares the cumulative total return of the Company's Common Stock with the NASDAQ market index and a self-determined peer group index from December 31, 1992 to December 31, 1997. The Common Stocks of the peer group companies have been included on a weighted basis to reflect the relative market capitalization at the end of each period shown.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS













--------------------------------------------------------------------------------------------------------
                                                  Legend

Symbol        CRSP Total Returns Index for:      12/31/92 12/31/93 12/31/94 12/31/95 12/29/96 12/31/97
------        -----------------------------      -------- -------- -------- -------- -------- --------

              INTER-TEL, INCORPORATED              100.0    191.8    158.9    338.4    416.4    849.7
------------
 ...   ...     Nasdaq Stock Market (US Companies)   100.0    114.8    112.2    158.7    195.2    239.5
   ---
- - - - - -   Self-Determined Peer Group           100.0    261.5    190.8    279.2    278.9    343.6

Companies in the Self-Determined Peer Group
         COMDIAL CORP                                         EXECUTONE INFORMATION SYS INC
         MITEL CORP                                           NORSTAN INC

Notes:

     A.  The lines represent  monthly index levels derived from compounded daily returns that include all dividends.
     B.  The indexes are reweighted  daily,  using the market  capitalization on the previous trading day.
     C.  If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
     D.  The index level for all series was set to $100.0 on 12/31/92.
--------------------------------------------------------------------------------------------------------

                                  OTHER MATTERS

         The Board of Directors is not aware of any matters that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named on the accompanying Proxy will have the authority to vote on those matters in accordance with their own judgment.

                                              By Order of the Board of Directors



                                              Kurt R. Kneip
                                              Secretary

March 23, 1998
                                       11